CONSENT OF INDEPENDENT ACCOUNTANT



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 ( ______ ) of our report dated
December 15, 1997, which appears on page F-2 of the Sundance
Homes, Inc. Form 10-K for the year ended September 30, 1997.



/s/ PRICE WATERHOUSE LLP

CHICAGO, IL
JUNE 5, 1998